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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 2005
                                                          -------------

                         CITIZENS & NORTHERN CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                      0-16084                23-2451943
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(State or other jurisdiction            (Commission           (I.R.S. Employer
     of incorporation)                  File Number)         Identification No.)

   90-92 Main Street, Wellsboro, PA                                    16901
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(Address of Principal Executive Office)                              (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
                                      -----
          (Former name or former address, if changed since last report)


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Citizens & Northern Corporation announced the unaudited, consolidated financial results for Citizens & Northern Corporation and subsidiaries for the six-month and three-month periods ended June 30, 2005. On July 12, 2005, Citizens & Northern Corporation issued a press release titled "C&N Announces June 30, 2005 Unaudited Financial Results," a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Also, Citizens & Northern Corporation's "Quarterly Report," a report that includes unaudited financial information, will be mailed to shareholders on or about July 20, 2005. A copy of the Quarterly Report is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

         Exhibit 99.1: Press Release issued by Citizens & Northern Corporation dated July 12, 2005, titled "C&N Announces June 30, 2005 Unaudited Financial Results."

         Exhibit 99.2: Quarterly Report, which includes unaudited financial information.










                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              CITIZENS & NORTHERN CORPORATION

Date:  7/12/05                                By: /s/ Craig G. Litchfield
                                                  -----------------------
                                                  Chairman, President and
                                                  Chief Executive Officer